UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 16, 2009

Popular, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	0-13818	66-0667416
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

209 MUNOZ RIVERA AVE, POPULAR CENTER BUILDING, HATO REY , Puerto Rico		00918
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-765-9800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 16, 2009, Popular, Inc. issued a news release announcing its unaudited operational results for the quarter ended June 30, 2009, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Corporation’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 8.01 Other Events.

On July 16, 2009, Popular, Inc. issued a news release announcing its unaudited operational results for the quarter ended June 30, 2009, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference to this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release dated July 16, 2009
Exhibit 99.2 Press release dated July 16, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Popular, Inc.

July 17, 2009	By:	/s/Ileana Gonzalez

Name: Ileana Gonzalez
Title: Senior Vice President and Comptroller

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 16, 2009
99.2	Press release dated July 16, 2009